UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

Everbridge, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37874	26-2919312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive Suite 400
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 230-9700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVBG	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on February 29, 2024, Everbridge, Inc. (“Everbridge”) entered into an Amended and Restated Agreement and Plan of Merger (“Merger Agreement”), by and among Everbridge, Project Emerson Parent, LLC (“Parent”) and Project Emerson Merger Sub, Inc. (“Merger Sub”), pursuant to which Merger Sub will merge with and into Everbridge (the “Merger”), with Everbridge continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Thoma Bravo Discover Fund IV, L.P., an investment fund managed by Thoma Bravo, L.P. (“Thoma Bravo”).

Pursuant to the terms of the Merger Agreement, the completion of the Merger is subject to customary closing conditions, including the receipt of specified regulatory approvals and the absence of an order or law preventing the Merger. The parties continue to pursue the one remaining outstanding regulatory approval in Sweden required to satisfy the closing conditions set forth in the Merger Agreement. As of the date of this Current Report on Form 8-K, the parties expect to complete the Merger in the third quarter of 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Statements that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “goals,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” or the negative or plural of these terms and similar expressions or variations intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the following: our proposed acquisition by entities affiliated with Thoma Bravo; our expectation regarding the timing and completion of the proposed acquisition by entities affiliated with Thoma Bravo; the effect of recent changes in our senior management team on our business; our ability to maintain effective internal control over financial reporting and disclosure controls and procedures, including our ability to remediate the material weakness in internal control over financial reporting in the anticipated timeframe, if at all; our ability to continue to add new customers, maintain existing customers and sell new products and professional services to new and existing customers; the impact that global economic conditions may have on our business, strategy, operating results, financial condition and cash flows, as well as changes in overall level of software spending and volatility in the global economy; the potential impact of macroeconomic events such as the COVID-19 pandemic, the ongoing war in Ukraine or the evolving situation in the Middle East; the success of the 2022 Strategic Realignment; the effects of increased competition as well as innovations by new and existing competitors in our market; our ability to adapt to technological change and effectively enhance, innovate and scale our solutions; our ability to effectively manage or sustain our growth and to attain and sustain profitability; our ability to diversify our sources of revenue; our ability to integrate acquired companies, to complete potential acquisitions, and to integrate complementary businesses and technologies; our ability to maintain, or strengthen awareness of our brand; perceived or actual security, integrity, reliability, quality or compatibility problems with our solutions, including related to security breaches in our customers’ systems, unscheduled downtime or outages; statements regarding future revenue, hiring plans, expenses, capital expenditures, capital requirements and stock performance; our ability to attract and retain qualified employees and key personnel and further expand our overall headcount; our ability to grow, both domestically and internationally; our ability to stay abreast of new or modified laws and regulations that currently apply or become applicable to our business both in the United States and internationally, including laws and regulations related to export compliance and climate change; our ability to maintain, protect and enhance our intellectual property; costs associated with defending intellectual property infringement and other claims; and the future trading prices of our common stock and the impact of securities analysts’ reports on these prices. These statements represent the beliefs and assumptions of our management based on information currently available to us. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified above, and those discussed in the section titled “Risk Factors” included under Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 27, 2024 and other subsequent filings with the SEC. Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everbridge, Inc.

Dated: June 25, 2024	By:	/s/ David Wagner
David Wagner
President & Chief Executive Officer